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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                  MAY 11, 2001



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                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                             0-25370                   48-1024367

(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)            Identification No.)



                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 801-1100
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

        A copy of the Registrant's press release, dated May 11, 2001, announcing that the federal court in Kansas City, Missouri, denied the plaintiffs' motion for class certification in the matter of Murray, et al. v. Rent-A-Center, Inc., is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                 Not applicable.

        (b)      PRO FORMA FINANCIAL INFORMATION.

                 Not applicable.

        (c)      EXHIBITS

        99.1     Press release, dated May 11, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RENT-A-CENTER, INC.




DATE:  May 11, 2001                    BY: /s/  MITCHELL E. FADEL
                                          --------------------------------------
                                          Mitchell E. Fadel
                                          President



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
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
 99.1          Press release, dated May 11, 2001.